SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement          [   ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-12

                            HYTEK MICROSYSTEMS, INC.
                (Name of Registrant as Specified in its Charter)

                           __________________________
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:
             _______________________________
        (2)  Aggregate number of securities to which transaction applies:
             ________________________________
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             ________________________________
        (4)  Proposed maximum aggregate value of transaction:
             _________________________________
        (5)  Total fee paid:
             _________________________________

[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:________________
       (2)  Form, Schedule or Registration Statement No.:_________________
       (3)  Filing Party:________________
       (4)  Date Filed:_________________

                           HYTEK MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 2001


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hytek Microsystems, Inc. (the "Company"), a California corporation, will be held on Friday, May 18, 2001 at 1:30 p.m., local time, at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada (telephone number (775) 348-6370), for the following purposes:

          1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

          2. To ratify the Company's 2001 Stock Plan and to reserve 131,000 shares of Common Stock for issuance thereunder.

          3. To ratify the Company's 2001 Director Stock Plan and to reserve 30,000 shares of Common Stock for issuance thereunder.

          4. To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending December 29, 2001.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on March 26, 2001 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a Proxy.

                                              By Order of the Board of Directors

                                                     /s/ Sally B. Chapman
                                                     SALLY B. CHAPMAN, Secretary
Carson City, Nevada
April 7, 2001

                            HYTEK MICROSYSTEMS, INC.

                              400 Hot Springs Road
                            Carson City, Nevada 89706


                                 PROXY STATEMENT

                               PROCEDURAL MATTERS

Annual Meeting
--------------

     The enclosed Proxy is solicited on behalf of Hytek Microsystems, Inc. (the "Company" or "Hytek") for use at the Annual Meeting of Shareholders to be held Friday, May 18, 2001 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada.

     The Company's principal executive offices are located at 400 Hot Springs Road, Carson City, Nevada 89706. Hytek's telephone number at that address is
(775) 883-0820.

     These proxy solicitation materials and the Company's 2000 Annual Report to Shareholders (consisting of a letter from the President and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 30, 2000, without exhibits) were mailed on or about April 12, 2001 to all shareholders entitled to vote at the meeting.

Record Date; Outstanding Shares
-------------------------------

     Shareholders of record at the close of business on March 26, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 3,238,508 shares of the Company's Common Stock, no par value, were issued and outstanding. The closing price of the Company's Common Stock on the Nasdaq Small Cap Market on the Record Date was $3.19.
Revocability of Proxies
-----------------------

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Quorum; Abstentions; Broker Non-Votes
-------------------------------------

     The required quorum for the transaction of business at the Annual Meting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for the purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting with respect to such matter (the "Votes Cast").

     The Company believes that abstentions should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal as to which the shareholder has expressly abstained from voting.

     Similarly, broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but will not be counted for the purpose of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

Voting and Nominations for Director
-----------------------------------

     Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (5) multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been properly placed in nomination prior to the voting and in accordance with the procedures set forth in the bylaws. Furthermore, no shareholder shall be entitled to cumulate votes unless the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes.

     On all other matters, each share has one vote.

     Under the bylaws of the Company, nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors, but only if written notice of such shareholder's intent to make such nominations has been received by the Company at its principal executive office not less than 20 days nor more than 60 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 30 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of the Company owned and any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (b) with respect to the shareholder giving the notice, the name, address and class and number of shares of the Company that are beneficially owned by such shareholder. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Solicitation of Proxies
-----------------------

     The cost of soliciting proxies will be borne by the Company. The Company will, in accordance with applicable regulations, reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or electronic mail.

Deadline for Receipt of Shareholder Proposals
---------------------------------------------

     Proposals of shareholders that are intended to be presented at next year's Annual Meeting of Shareholders of the Company and that the shareholder desires to have included in the Company's proxy materials for that meeting must be received at the principal executive offices of the Company no later than December 13, 2001, in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

     If a shareholder wishes to present a proposal at the Company's annual meeting in the year 2002 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the shareholder must give advance notice to the Company prior to the deadline computed in accordance with the Company's bylaws (the "Bylaw Deadline") for such meeting, as described below under "Other Matters". If a shareholder gives notice of such a proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

     SEC rules also establish a deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the year 2002 annual meeting is February 26, 2002 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company's year 2002 annual meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

     The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year's Annual Meeting, which is April 22, 2001.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Nominees for Director
---------------------

     A Board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any Company nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner, in accordance with cumulative voting, as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director.

     The following table sets forth certain information as of the Record Date with respect to each director:

Name                                    Director Since                Age
----                                    --------------                ---
Dr. Theodore E. Batchman                     2001                     61
Robert Boschert                              1990                     64
Charles S. Byrne                             1994                     56
Edward W. Moose                              1988                     71
Edward Y. Tang                               1990                     61

     Dr. Ted E. Batchman joined the Board of Directors in February 2001. Dr. Batchman has been the Dean of the College of Engineering at the University of Nevada, Reno for over five years. Dr. Batchman has a broad background in optical communication and signal processing devices and fiber optic sensors and devices.

     Mr. Boschert, who was the founder of Boschert, Inc., a developer and manufacturer of low-cost volume usage switch mode power supplies, retired from the Board of Directors of that company in 1984 and has traveled extensively since then. From June 1986 until June 1988, Mr. Boschert served as an independent consultant to Unison Technology, a manufacturer of uninterrupted power supplies. Mr. Boschert is also a director of Digital Power Corporation.

     Mr. Byrne was elected President and Chief Executive Officer and a Director of the Company effective September 1, 1994. In February 2001, he was elected Chairman of the Board of Directors and continues to serve as Chief Executive Officer. He also served as Chief Financial Officer and Secretary of the Company from October 1990 until July 1998. Mr. Byrne served as Director of Finance for the Company between January 1988 and October 1990. Between July 1987 and January 1988, he was acting Controller of Topaz Semiconductor, Inc., a wholly-owned subsidiary of the Company during that period. Prior to that, Mr. Byrne had 20 years experience as a chief financial officer, division controller and cost accountant in the aerospace, electronics and scientific instrument industries.

     Mr. Moose has been President of E. M. Moose, Inc., a restaurant operating firm, since May 1992. From April 1991 through April 1992, Mr. Moose served as a private consultant in the restaurant industry. From September 1973 through March 1991, Mr. Moose served as President and Chief Executive Officer of Washington Square Park Corporation, a restaurant operating firm.

     Mr. Tang is a founder of Answer Software Company, a developer of database products and applications for computers that was founded in 1982, and has served as President, Chief Executive Officer and a director of such company since its formation.

     All directors will hold office until the next annual meeting of shareholders of the Company (or until the effectiveness of their resignation or removal from the Board of Directors) and until their successors have been elected and qualified. There are no family relationships among the directors and officers of the Company.

Vote Required
-------------

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

Recommendation
--------------

     The Board of Directors recommends that the shareholders vote "FOR" each of the proposed nominees for director.


Security Ownership
------------------

     The following table sets forth certain information, as of the Record Date, with respect to ownership of the Company's Common Stock by each director, by each executive officer named in the Summary Compensation Table, by all current directors and executive officers of the Company as a group, and by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock:

                                                Shares of Common Stock
                                                 Beneficially Owned (1)
                                                -----------------------

Name and Address of Beneficial Owner               Number of Shares             Percent of Total
------------------------------------               ----------------             ----------------

Kern Capital Management, LLC                       419,900(2)                   13.0%
114 West 47th Street
New York, NY 10036


Shou-Chen Yih.................                     238,067(3)                    7.3%
930 Cumberland Court
Foster City, California 94404


Charles S. Byrne..............                      43,750(4)                    1.3%

Jonathan B. Presnell..........                       5,000(5)                    *

Sally B. Chapman..............                       7,500(6)                    *

Theodore E. Batchman..........                           0                       *

Robert Boschert...............                      36,667(7)                    *

Edward W. Moose...............                      25,667(8)                    *

Edward Y. Tang................                      31,667(9)                    *

All current executive officers and directors       150,251 (10)
as a group (7 persons)  4.5%

__________________
*  Less than one percent

(1) The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them (subject to community property law, where applicable), except as otherwise noted in the footnotes to this table.

(2) Based on a Schedule 13G filed with the Securities and Exchange Commission on January 11, 2001 by Kern Capital Management, LLC, an investment advisor ("KCM"), Robert E. Kern, Jr. and David G. Kern. KCM has sole voting and dispositive power with respect to all shares. Messrs. Robert Kern and David Kern are controlling members of KCM and as such may be deemed to share voting and dispositive powers to all shares.

(3) Includes 16,667 shares issuable upon exercise of options held by Mr. Yih, which options are exercisable within 60 days of the Record Date.

(4) Includes 18,750 shares issuable upon exercise of options held by Mr. Byrne, which options are exercisable within 60 days of the Record Date.

(5) No options held by Mr. Presnell were exercisable within 60 days of the Record Date.

(6) Represents 7,500 shares issuable upon exercise of options held by Ms. Chapman, which options are exercisable within 60 days of the Record Date.

(7) Includes 11,667 shares issuable upon exercise of options held by Mr. Boschert, which options are exercisable within 60 days of the Record Date.

(8) Includes 16,667 shares issuable upon exercise of options held by Mr. Moose, which options are exercisable within 60 days of the Record Date.

(9) Includes 16,667 shares issuable upon exercise of options held by Mr. Tang, which options are exercisable within 60 days of the Record Date.

(10) Includes (i) 63751 shares issuable upon exercise of options held by directors and (ii)7,500 shares issuable upon exercise of options held by non-director executive officers of the Company, all of which are exercisable within 60 days of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the
Company's Common Stock, to file initial reports of ownership of the Company's securities on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16 (a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all
Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were met with the following exceptions: Chief Operating Officer Presnell filed one Form 4 late reporting one transaction.


Board Meetings and Committees
-----------------------------

     The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 30, 2000 (the "Last Fiscal Year"). The Board of Directors has an Audit Committee and a Compensation Committee. There is no nominating committee or committee performing the functions of a nominating committee.

     The Audit Committee recommends engagement of the Company's independent public accountants, reviews the scope of the audit, considers comments made by the independent public accountants with respect to accounting procedures and internal controls and the consideration given thereto by the Company, reviews internal accounting procedures and controls with the Company's financial and accounting staff and reviews non-audit services provided by the Company's independent public accountants. This Committee, currently consisting of Directors Batchman and Tang, held one meeting during the Last Fiscal Year.

     The Compensation Committee reviews and approves the Company's executive compensation and administers the Company's stock option plans with respect to the Company's officers and directors. This Committee, currently consisting of Messrs. Boschert and Moose, held one meeting during the Last Fiscal Year.

     During the Last Fiscal Year, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served.

Executive Officers of the Company
---------------------------------

     The executive officers of the Company are as follows:

Name                  Position                                               Age
----                  --------                                               ---


Charles S. Byrne      Chairman of the Board and Chief Executive Officer      56

Jon B. Presnell       President and Chief Operating Officer                  50

Sally B. Chapman      Chief Financial Officer and Secretary                  46

     In February of 2001, Mr. Byrne was elected Chairman of the Board of Directors subsequent to the retirement of Mr. Yih. Mr. Byrne also continues to serve as Chief Executive Officer.

     Mr. Presnell was promoted to the position of Vice-President and General Manager of Custom Products in October 1993 and to Chief Operating Officer in May 1998. In February of 2001 Mr. Presnell was promoted to the position of President and Chief Operating Officer. He has been an employee of the Company since 1980. During that time, he served as General Manager of the Carson City facility from May 1987 through December 1988 and as Director of Sales and Marketing for the Company from January 1989 until October 1993. Prior to joining Hytek, Mr. Presnell was employed as an Electrical Engineer for Texas Instruments, Inc.

     Ms. Chapman joined the Company May 1998 as Controller. She was promoted to Chief Financial Officer and Secretary in July 1998. Ms. Chapman has 20 years experience as an accountant and chief financial officer in various industries and was previously employed as Accounting Manager for Hytek from June 1995 to June 1996. From 1997 until 1998, Ms. Chapman was Chief Financial Officer for Four Corners Paper, a paper manufacturing and distribution company. From 1990 through 1994, Ms. Chapman was Controller for Sunbird Security, a security systems and service provider.

Executive Compensation
----------------------

     The following tables set forth certain information for the Last Fiscal Year as to the only executive officers of the Company whose compensation is reportable under current requirements of the Securities and Exchange Commission ( the "Named Executive Officers"):

                                            SUMMARY COMPENSATION TABLE

                                                     Annual       Long-Term Compensation
                                                     ------       ----------------------
                                                 Compensation           Awards
                                                 ------------           ------

     Name and                                                     Securities Underlying
     Principal Position        Year    Salary ($)    Bonus ($)          Options (#)
     ------------------------------    -----------------------    ---------------------
     Charles S. Byrne          2000     $123,674      $    0              0
     Chairman and Chief
     Executive Officer         1999      $91,974      $    0              0

                               1998     $109,205      $    0          25,000 (1)

     Jonathan B. Presnell      2000     $103,466      $    0              0
     Vice-President and
     Chief Operating Officer   1999      $86,391      $    0              0

                               1998      $94,115      $17,500             0

(1) In May 1998, the Compensation Committee awarded Charles S. Byrne an option to purchase 25,000 shares of Common Stock at an exercise price of $5.00 per share. This option becomes exercisable over a four-year period and expires in May 2003.

No options granted to Named Executive Officers during the last fiscal year.

The Company has not granted any stock appreciation rights.

The following table sets forth information regarding option exercises during the last Fiscal Year and the value of all unexercised stock options held by the Named Executive Officers at the end of the Last Fiscal Year:




                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                         AND FISCAL YEAR END OPTION VALUES

                                                Number of Securities          Value of Unexercised
                                                Underlying Unexercised        In-the-Money Options
                                                Options at FY-End (#)            at FY-End  ($)
                                                ---------------------         --------------------

                    Shares Acquired   Value             Exercisable/              Exercisable/
Name                on Exercise (#)   Realized ($)      Unexercisable             Unexercisable
--------------------------------------------------------------------------------------------------
Charles S. Byrne       25,000         $38,125           12,500 / 12,500  (1)          $  0 / 0

Jonathan B. Presnell   15,000         $22,875           0 / 0                            0 / 0


(1) Represents (i) an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $5.00 per share (fair market value at the date of grant), of which 12,500 shares were exercisable at fiscal year-end. The average of the last available bid and ask prices on December 30, 2000 was $4.59 per share.


Directors' Compensation
-----------------------

     Each director of the Company who is not an employee (currently four persons) receives a fee of $1,000 per calendar quarter for service on the Board of Directors and attendance at all board meetings. In addition, the non-employee directors receive grants of options under the director stock option plans described below.


Directors' Option Plan
----------------------

     The Company's 1991 Directors' Stock Option Plan (the "1991 Directors' Plan") was adopted by the Board of Directors in February 1991 and approved by the shareholders in May 1991. A total of 100,000 shares of Common Stock were initially reserved for issuance thereunder. The 1991 Directors' Plan provides for the grant of an option to purchase 15,000 shares upon an outside director's initial appointment or election to the Board. On September 11, 1997, the Board of Directors amended the 1991 Directors' Plan to increase the number of shares reserved for issuance thereunder by 100,000 shares to a total of 200,000 shares and to provide that each non-employee director of the Company who, on the last business day of each fiscal year, has been in continuous service as a director of the Company for a period of five years or more shall automatically be granted an option to purchase 5,000 shares on such date of each fiscal year. This amendment was approved by the shareholders in May 1998.

     During fiscal 2000, an option to purchase 5,000 shares at an exercise price of $4.63 per share was automatically granted under the 1991 Directors' Plan to each of directors Yih, Boschert, Moose and Tang. Such options expire in December 2010. At December 30, 2000, options to purchase 65,000 shares had been exercised, options to purchase 75,000 shares were outstanding and 60,000 shares remained available for future grant under the 1991 Directors' Plan.

     The 1991 Directors' Plan expired February 1, 2001 in accordance with the terms of the plan. Accordingly, no additional options may be granted under the 1991 Directors' Plan.

     In February 2001, the Board of Directors adopted the 2001 Director Stock Option Plan. For information regarding this new plan, see Proposal 3.


                                   PROPOSAL 2
                         RATIFICATION OF THE ADOPTION OF
                          THE COMPANY'S 2001 STOCK PLAN

     The Company's Board of Directors adopted the 2001 Stock Plan at its meeting of February 21, 2001 and reserved 131,000 shares for issuance thereunder. The Board of Directors believes that in order to attract and retain the best available personnel as employees of and consultants to the Company, it is necessary for the Company to be able to grant the right to purchase the Company's Common Stock to such parties. The Company's 1991 Stock Option Plan expires by its terms on May 10, 2001, after which time the Company would not be able to grant incentive stock options to employees without the 2001 Stock Plan.

     The Board of Directors or its committee administering the 2001 Stock Plan has the authority to grant "incentive stock options" within the meaning of
Section 422 of the Code, non-statutory stock options or stock purchase rights. The purposes of the 2001 Stock Plan are to attract and retain the best available personnel in positions of substantial responsibility, to provide additional incentive to employees of the Company and to promote the success of the Company's business. At the Annual Meeting, the shareholders are being asked to approve the 2001 Stock Plan.

     The Board of Directors unanimously recommends that shareholders vote FOR approval of the 2001 Stock Plan.

Vote Required
-------------

     The affirmative vote of the holders of a majority of the Votes Cast will be required to approve the 2001 Stock Plan and reserve 131,000 shares of Common Stock for issuance thereunder.

Administration
--------------

     The Company's 2001 Stock Plan provides that it shall be administered by the Company's Board of Directors or by a committee of the Board. Administration of the 2001 Stock Plan, to the extent desirable, shall be done in a manner permitted by the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto ("Rule 16b-3"), and in a manner so as to qualify as "performance-based" compensation under section 162(m) of the Internal Revenue Code. The 2001 Stock Plan will be administered by the Compensation Committee.

Eligibility
-----------

     The 2001 Stock Plan provides that options and stock purchase rights may be granted to employees or consultants of the Company. The Board of Directors or its committee selects the participants and determines the number of shares to be subject to each option. As of December 30, 2000, approximately 93 employees and consultants would have been eligible to participate in the 2001 Stock Plan had it been in effect at that time.

Terms of Options
----------------

     The terms and conditions of options granted under the 2001 Stock Plan, including the exercise price, exercisability and term thereof, are determined by the Board or its committee. However, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted (110% of the fair market value on the date of grant in the case of any grant to a holder of 10% or more of the Company's outstanding securities.)

     If the optionee's employment or service as a consultant terminates due to death, disability or any other reason, options under the 2001 Stock Plan generally may be exercised within six months, six months and three months, respectively, after such termination.

     All options granted under the 2001 Stock Plan are non-transferable (unless otherwise determined by the plan administrator) and expire no later than ten years from the date of grant.

     The 2001 Stock Plan allows for payment of the exercise price by an optionee upon exercise of an option by cash, check, promissory note, other shares of Common Stock of the Company with an aggregate fair market value equal to the aggregate exercise price, consideration received through a "cashless exercise" program approved by the Company, a reduction in the amount of any liability of the Company to the optionee, any combination thereof or any other legal form of consideration. The 2001 Stock Plan also permits the withholding of stock from shares exercised to cover tax withholding obligations.

Stock Purchase Rights
---------------------

     In the case of stock purchase rights granted under the 2001 Stock Plan ("SPRs"), unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

Capitalization Changes; Dissolution; Merger
-------------------------------------------

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization that will result in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration, appropriate adjustment will be made in the exercise price of, and the number of shares subject to, all outstanding options, and appropriate adjustment will be made in the total number of shares reserved for issuance under the 2001 Stock Plan.

     The 2001 Stock Plan provides that, in the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or onto another corporation or a sale of all or substantially all of the assets of the Company, the option will be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, or, if not assumed or substituted, will be accelerated in full.

Acceleration of Vesting Upon Change in Control
----------------------------------------------

     The 2001 Stock Plan provides that the vesting of all outstanding options shall accelerate such that such options shall become exercisable in full upon a Change in Control, as defined in the plan, unless the administrator provides otherwise prior to the occurrence of the Change in Control. As defined in the 2001 Stock Plan, a "Change in Control" means: (i) the acquisition by any person of 50% or more of the total voting power of our then outstanding securities;
(ii) the approval by the shareholders of the sale or disposition of all or substantially all of our assets; (iii) the approval by the shareholders of a merger or consolidation of Hytek where the outstanding securities immediately prior thereto represent less than 50% of the voting power immediately after such merger or consolidation; or (iv) a change in the composition of the board of directors such that a majority consists of persons who are not either directors who were in office when the plan was adopted or directors whose nominations were approved by a majority of the directors who were in office. Moreover, we have entered into similar agreements with other executive officers that provide lesser benefits upon similar trigger events.

Amendment and Termination
-------------------------

     The Board of Directors or its committee may amend or terminate the 2001 Stock Plan at any time without shareholder approval; provided, however, that shareholder approval of amendments shall be obtained to the extent necessary and desirable to comply with any applicable law, including Section 422 of the Code. No amendment to the 2001 Stock Plan may unilaterally alter or impair any option previously granted without the consent of the optionee. The 2001 Stock Plan will terminate by its terms in May 2011, assuming it is approved by the shareholders at the meeting.

Section 162(m) Limitations
--------------------------

Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation in excess of $1 million paid to the executive officers of the Company named in the Summary Compensation Table. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the Plan provides that no employee or consultant may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 50,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 50,000 shares of Common Stock.

Federal Income Tax Consequences
-------------------------------
Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are currently taxed at a maximum federal rate of 20 percent. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition. The ordinary income is equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months are currently taxed at a maximum federal rate of 20 percent. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company.

The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the grant and exercise of options and stock purchase rights under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Participation in the 2001 Stock Plan
------------------------------------
No awards will be made under the 2001 Stock Plan until it has been approved by the shareholders. As described above, the grant of options and stock purchase rights under the 2001 Stock Plan to employees, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 2001 Stock Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the 2001 Stock Plan.

                                   PROPOSAL 3
                       RATIFICATION OF THE ADOPTION OF THE
                         2001 DIRECTOR STOCK OPTION PLAN

     At its meeting of February 21, 2001, the Board of Directors adopted the 2001 Director Stock Option Plan (the "Director Plan") and reserved 30,000 shares for issuance thereunder, subject to shareholder approval at the meeting. The Board of Directors believes that in order to attract and retain the best available personnel to serve as directors of the Company, to provide additional incentive to non-employee directors and to encourage their continued service on the Board, it is appropriate to grant options to purchase the Company's Common Stock to such non-employee directors.

     At the Annual Meeting, the shareholders are being asked to ratify the adoption of the Director Plan.

     The Board of Directors unanimously recommends that the shareholders vote FOR approval of the 2001 Director Stock Option Plan.

Vote Required
-------------

     The affirmative vote of the holders of a majority of the Votes Cast at the meeting will be required to adopt the Directors' Plan and reserve 30,000 shares of Common Stock for issuance thereunder.

Administration
--------------

     Under the Director Plan, the category of directors to receive grants, the timing of the grants, the amount of the grants, the exercise price and the restrictions on exercise of the options are specifically set forth in the plan. Administration of the Director Plan, to the extent necessary, will be provided by the Board of Directors of the Company.

Eligibility
-----------

     The Director Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company. The Company currently has four non-employee directors ("Outside Directors"). Under the plan, each Outside Director shall be automatically granted an option to purchase 15,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or by appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains as a Director shall not receive a First Option; and provided, further, that persons who first became Outside Directors prior to February 21, 2001 shall not receive a First Option. Each new non-employee director who joins the Board on February 21, 2001 or thereafter shall be granted an option to purchase 15,000 shares upon the date on which such person first becomes a director. No options shall become exercisable until such time as the Director Plan has been approved by the shareholders.

     Each Outside Director, after completion of five years of continuous service as a director, shall be automatically granted an additional option to purchase 5,000 Shares (a "Subsequent Option") on the last business day of each fiscal year, provided that he or she is then an Outside Director.

Terms of Options
----------------

     Options granted under the Director Plan are nontransferable and have a term of ten years. The per share exercise price of options is 100% of the fair market value of the Company's Common Stock on the date of grant. First Options become exercisable cumulatively to the extent of one-third of the shares subject to the option on each anniversary of the date of grant, so long as the optionee remains a director. Subsequent Options become exercisable cumulatively to the extent of one-twelfth of the shares subject to the option over the 12 month period subsequent to the date of grant.

     The method of payment for shares issued upon exercise of options granted under the Director Plan may consist of cash, check or shares of Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased, or any combination of the foregoing methods.

     The Director Plan provides that, if the optionee ceases to serve as a director of the Company for any reason other than death, the option may be exercised within one year after the date that he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination. In the event of the death of an optionee while a director, the option may be exercised at any time within one year following death, to the extent that the option would have been exercisable had the optionee continued living and serving as a director for one year after the date of death. In the event of the death of an optionee within one year after ceasing to be a director, the option may be exercised at any time within one year after death, but only to the extent that the option would have been exercisable at the date of termination.

Capital Changes; Liquidation; Merger
------------------------------------

     Shares subject to outstanding options, and the exercise prices thereof, shall be appropriately adjusted for stock splits, stock dividends and the like. In the event of a liquidation or dissolution, all options under the Director Plan will terminate immediately prior thereto. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation. If such successor corporation will not agree to such assumption or substitution, then all options outstanding under the Directors' Plan will be accelerated and shall be fully exercisable.

Amendment and Termination
-------------------------

     The Board may amend, alter, suspend or terminate the Director Plan at any time, but such amendment, alteration, suspension or termination shall not adversely affect any stock option then outstanding under the Director Plan without the optionee's consent. To the extent necessary and desirable to comply with any applicable law or regulation, the Company will obtain shareholder approval of any amendment to the Director Plan in such a manner and to such a degree as is required. The Director Plan shall continue in effect for a period of ten years until February 21, 2011, unless sooner terminated.

Federal Tax Information
-----------------------

     The following is only a brief summary of the effect of federal income tax consequences of transactions under the Director Plan based on income tax law in effect on March 1, 2001. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Options granted under the Director Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise of the option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Because the optionee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred for up to six months from the date of grant unless the optionee files an election under
Section 83(b) of the Code within thirty days of the date of exercise. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as compensation income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonststutory option.

Participation in the Plan
-------------------------

     On February 1, 2001, a First Option to purchase 15,000 shares at an exercise price of $3.563 per share was granted to Dr. Ted E. Batchman upon his appointment as a director. No other options have been granted.


                                   PROPOSAL 4
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young, LLP as independent auditors to examine the financial statements of the Company for the year ending December 29, 2001. If the shareholders, by the affirmative vote of a majority of the Votes Cast at the Annual Meeting, do not vote to retain Ernst & Young, the selection of independent auditors will be reconsidered by the directors.

     Ernst & Young (or its predecessor, Arthur Young & Company) has examined the financial statements of the Company for 1979 and subsequent years. It is anticipated that a representative of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

Audit Fees
----------

     Audit fees billed to the Company by Ernst & Young LLP during fiscal year 2000 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $42,600.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     The Company did not use any such services in fiscal 2000.

All Other Fees
--------------

     All other fees billed to the Company by Ernst & Young LLP during fiscal year 2000 for all other non-audit services to the Company, including tax related services totaled $9,040. The Audit Committee considered whether the provision of non-audit services by Ernst & Young LLP is compatible with the accountants' independence and determined that it was.

Recommendation
--------------

     The Board of Directors recommends that the shareholders vote "FOR" the ratification of Ernst & Young.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Hytek Board of Directors (the "Committee") was composed of two independent directors during fiscal 2000. The Committee operates under a written charter adopted by the Board of Directors in May 2000 and attached hereto as Exhibit A. The members of the Committee for fiscal year 2000 were Shou-Chen Yih and Edward Y. Tang. Effective February 21, 2001, Mr. Yih resigned from the Board and the Committee and Theodore Batchman was appointed to the Committee. All former and current members are "independent" within the meaning of the Nasdaq market rules. The Committee recommends to the Board of Directors the selection of the Company's independent accountants.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with
generally   accepted  auditing  standards  and  expressing  an  opinion  on  the conformity of those audited financial statements to generally accepted accounting principles. The Committee's responsibility is to monitor and oversee these processes.

Review with Management
----------------------

     The Committee has met and had discussions with management regarding the audited financial statements. Management has represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussion with Independent Accountants
--------------------------------------------------

     The Committee has discussed with Ernst & Young LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). These discussions have included a review of both the quality and acceptability of the Company's accounting principles and policies.

     The Company's independent accountants have provided the Committee with the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Committee discussed with the independent accountants the accountants' independence from management and the Company. The Committee has also considered the compatibility of non-audit services with the accountants' independence.

Conclusion
----------

     Based on the Committee's discussion with management and the independent accountants, the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 30, 2000 filed with the Securities and Exchange Commission.

Respectfully submitted,
 Shou-Chen Yih        (Until February 21, 2001)
 Edward Y. Tang
 Theodore Batchman (Since February 21, 2001)

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     Under the Company's bylaws, in order for a matter to be deemed properly presented at a shareholder meeting, notice must be delivered to, or mailed and received by, the Company not less than 60 days nor more than 90 days prior to the Annual Meeting. If, however, less than 50 days notice or prior public disclosure of the date of the Annual Meeting has been given, notice by the shareholder must be received by the Company not later than the close of business on the tenth day following the date on which notice of the Annual Meeting was mailed or publicly disclosed. The shareholder's notice must set forth, as to each proposed matter, a brief description of the matter and reason for conducting such business at the meeting, the name and address of such shareholder proposing such business as they appear on the Company's books, the number of shares beneficially owned by the shareholder, any material interest of the shareholder in such proposal, and any other information that would have been required pursuant to Regulation 14A promulgated under the Exchange Act if such shareholder had requested inclusion of such proposal in the Company's proxy materials.

                          ANNUAL REPORT ON FORM 10-KSB

     Hytek is a "small business issuer" within the meaning of Item 10 (a) (1) of Regulation S-B. Accordingly, the Company is complying with the executive compensation disclosure requirements applicable to small business issuers in this year's proxy statement.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 30, 2000 (the "2000 Form 10-KSB") and the President's Letter to the Shareholders dated April 1, 2001, which together comprise the Company's 2000 Annual Report to Shareholders, is being delivered herewith. Copies of the 2000 Form 10-KSB (without exhibits) may be obtained at no charge upon request to:
Sally B. Chapman, Secretary, Hytek Microsystems, Inc., 400 Hot Springs Road, Carson City, Nevada 89706.

April 7, 2001                                 By Order of the Board of Directors
Carson City, Nevada                           /s/ Sally B. Chapman
                                              SALLY B. CHAPMAN, Secretary

                                                                       EXHIBIT A
                            Hytek Microsystems, Inc.

                             Audit Committee Charter


Organization and Structure
--------------------------

This charter governs the operation of the Audit Committee. The committee shall review this charter annually and obtain its approval by the board of directors.

Since the Company reports under SEC Regulation S-B, the Audit Committee shall consist of two directors appointed by the board of directors, each of whom are independent of management and the Company and have no relationship that would interfere with their exercise of independent judgement as a Committee member.

Policy Statement
----------------

The Audit Committee shall assist the board of directors in accomplishing its oversight responsibility to shareholders, the investment community and others relating to the Company's financial statements and reporting processes, internal accounting systems and financial controls, the annual independent audit of the Company's financial statements and compliance with legal and SEC regulations. In fulfilling these duties, the Committee is empowered to investigate any activity of the Company, with full access to all books, records, facilities and personnel of the Company and may retain outside counsel or other experts to achieve this purpose.

Specific Duties and Processes
-----------------------------

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process for the board of directors and to report the results of those activities to the board. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee believes that its policies and procedures should remain flexible, in order to appropriately respond to changes in business conditions and circumstances.

The following shall be the principal recurring duties and processes of the Audit Committee in carrying out its oversight responsibilities. These are established as a guideline and may be supplemented and revised by the Committee as appropriate.

o    The  independent  auditor is  accountable  to the Board of  Directors.  The
     Committee shall provide an open avenue of communication between the independent auditor and the Board. The Committee shall have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditor. In connection with this duty, the Committee shall discuss with the auditors their independence from management and the Company and shall receive annually a written disclosure from the auditors as required by the Independence Standards Board.
     Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors.

o The Committee shall discuss and review with the independent auditors the overall scope and plans for their examination and audit, including areas where the Committee, the accountants or management believe special attention should be directed, as well adequacy of staffing and the auditors' compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's systems to monitor and manage business risk, and legal and ethical compliance programs. The Committee shall also review significant disputes, if any, between management and the auditors and the level of cooperation received from management in the conduct of the audit. The Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

o The Committee shall review the interim financial statements with management and the independent auditors prior to filing the Company's Quarterly Report on Form 10-QSB. The Committee shall also discuss the results of the quarterly review as performed by the independent auditors and any other matters of required communication to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purpose of this review.

o The Committee shall review with management and the independent auditors the financial statements and related notes thereto to be included in the Company's Annual Report on Form 10-KSB prior to the filing of said report. Such review will include the independent auditors' judgement as to the quality, not just acceptability, of accounting principles utilized, the reasonableness of significant management judgements and estimates and the clarity of the disclosures in the financial statements and accompanying commentary. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            HYTEK MICROSYSTEMS, INC.
                    Proxy for Annual Meeting of Shareholders

The undersigned shareholder of Hytek Microsystems, Inc., a California corporation, hereby acknowledges receipt of the 2000 Annual Report to
Shareholders and the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders of Hytek Microsystems, Inc. to be held on May 18, 2001, at 1:30 p.m., local time, at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada and hereby appoints Charles S. Byrne and Sally
B. Chapman, and either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting, and at any adjournment or adjournments thereof, and to vote all the shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

1.  ELECTION OF DIRECTORS
      [  ]   FOR all nominees listed            [  ]    WITHHOLD AUTHORITY
             below (except as marked                    to vote for all nominees
             to the contrary below).                    listed below.
If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:
      Dr. Ted E. Batchman; Robert Boschert; Charles S. Byrne; Edward W. Moose; Edward Y. Tang


2.  PROPOSAL TO RATIFY THE 2001 STOCK PLAN.

      [  ]   FOR         [  ]   AGAINST        [  ]    ABSTAIN

3.  PROPOSAL TO RATIFY THE 2001 DIRECTOR STOCK PLAN.

      [  ]   FOR         [  ]   AGAINST        [  ]    ABSTAIN

                                (Continued and to be signed on other side)

(Continued from other side)

4.  PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLC.

     [  ]    FOR        [  ]   AGAINST         [  ]    ABSTAIN

Either of such proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournment or adjournments thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact hereunder.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.


                                             Dated:_____________________________


                                              __________________________________

                                                      (Signature of Shareholder)

                                              __________________________________

                                                      (Signature of Shareholder)

                               (This proxy should be marked, dated, signed by the shareholder(s) exactly as the name(s) appear on the stock certificate(s) and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)